Exhibit 10.40

Version: 4.23.2025 1 D ZM TRUCKS 1 ZM TRUCKS FIRM ORDER AGREEMENT fRETAILl THIS FIRM ORDER AGREEMENT (“Agreement”) is made at Fontana, California, between ZO Motors North America LLC d . b . a . ZM Trucks having a place of business at 10271 Almond Avenue, Fontana, CA 92335 (referred to in this Agreement as “Company”), and [Nature's Miracle (California) Inc] having its head office at [ 3281 E Guatsi Road, Suite 175 , Ontario CA 91761 ) (“Buyer”) (each a “Party”), effective as of the date of full execution of this Agreement (the “Effective Date”) . RECITALS A . Company's group is developing battery electric vehicles, specifically, the ZM 8 Truck, and will soon be engaged in the business of assembling, distributing, and/or selling such battery electric vehicles . B. Buyer operates its own fleet of trucks or other vehicles and desires to be a National Account or Direct Sale Customer, as defined herein, for Company . C. Buyer wishes to purchase from Company, and Company desires to sell to Buyer, an initial order, as further described in Exhibit A hereto, of Vehicles, as defined herein, produced by Company and delivered in accordance with the terms and conditions of this Agreement . D. The rights and responsibilities of the Parties as set forth in this Agreement are conditioned upon Company's establishment of a legally compliant sales channel, including (altogether, “Condition Precedent”) : a. Company obtaining necessary state manufacturer or dealer licensing itself or, if applicable, related or third - party authorized dealership(s) obtaining necessary state dealer licensing ; b. Company obtaining an applicable Certificate of Conformity from the United States Environmental Protection Agency and/or an Executive Order from the California Air Resources Board ; and c. Company, or its authorized third - party dealership, securing issuance of vouchers for all Vehicles in this Agreement under California's Hybrid and Zero - Emission Truck and Bus Voucher Incentive Project .

2 NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows : l. Recitals. The Parties acknowledge that the above Recitals are true and correct, material terms to this Agreement, and are incorporated herein as a part of this Agreement. 2. Purchase and Sale of Vehicles. (a) Company agrees to sell to Buyer, and Buyer agrees to purchase from Company, [Five] Vehicles (the “Firm Order”), of certain models and specifications, as set forth and delivered in accordance with this Agreement, subject to satisfaction of the Conditions Precedent . (e) The National Account or Direct Sale Customer Prices for the Firm Order, as set out in Exhibit A. are not guaranteed for any future order or orders. (Q If Buyer fails or refuses to take delivery of any Vehicle in the Firm Order, Buyer shall be responsible for any and all damages, costs of storage, cost of transportation, or other costs resulting therefrom . (g) For purposes of this Agreement: (i) “National Account or Direct Sale Customer” shall mean a customer of Company that purchases vehicles direct from Company for Buyer's own use in its fleet ; and (b) Company agrees to sell to Buyer, and Buyer agrees to purchase from Company the Vehicles at the prices set out in Ext A (the “National Account or Direct Sale Customer Prices”) . The quantity, models, specifications, and National Account or Direct Sale Customer Prices for this Firm Order are set forth in the Order Details Addendum attached as Exhibit A . (c) Buyer acknowledges and agrees that Company reserves the right to assign this Firm Order Agreement, for purposes of facilitating delivery or processing sales through an authorized dealership, or any other reason, as set forth in this Agreement . (d) Company anticipates delivery of Vehicles no later than [December 31, 2025].

3 (ii) “Vehicles” shall mean those vehicles sold by Company to Buyer as set out in Exhibit A . 3. Delivery of Vehicles ; Payment Terms ; Passage of Title . Company shall cause to be delivered the Firm Order Vehicles in accordance with the Terms and Conditions (as defined herein) or as otherwise mutually agreed by Buyer and Company . Buyer agrees to submit only one single address for delivery . If applicable, Buyer hereby appoints Company as its agent for delivery of the Firm Order Vehicles, for a fee as set out on Exhibit A, for coordinating and arranging delivery to Buyer, which right is further assignable to a delivering agent of Company's choice in its sole discretion . Payment for each Vehicle is due in full prior to Vehicles leaving Company's production facility . Title to each Vehicle shall pass from Company to Buyer, or to the financial institution designated by Buyer, only after Company's receipt of payment for said Vehicle(s) . Subject to applicable law, Buyer will be solely responsible for the collection and remittance of any and all applicable taxes, fees, or other costs, arising from its purchase, titling, registration, or use of Vehicles and other tangible items . 4. Limitations on Use and Sale of Vehicles Purchased . Buyer is a National Account or Direct Sale Customer and the intended end user of Vehicles . Buyer is not authorized to act as a dealer, reseller, or similar, of Company . Company and Buyer agree that Buyer may sell any Vehicle purchased from Company, as a “used” vehicle sale, but only after the bona fide use of such Vehicle by Buyer as the end user . 5. Confidentiality, Trademarks . Company may disclose the contents and terms of this Agreement in its sole discretion, including Buyer's name, in disclosures required by applicable securities laws or as part of its marketing efforts for the Vehicles . Because the contents of this Agreement may constitute material, non - public information, relevant to Company's business, Buyer shall not disclose the existence or terms of this Agreement to any third party without the prior written consent of Company, and will limit disclosure of the existence and terms of this Agreement to those of its employees who have a need to know the terms of this Agreement to carry out its terms and have agreed in writing to keep the existence of and its terms confidential and shall not disclose or announce the fact, terms or conditions of this Agreement to any member of the media or any other third party except as required by law, legal process or regulation . Buyer acknowledges that Company or one of its affiliates is the exclusive owner of the various trademarks, service marks and trade names, and/or word and design marks and copyrights which Company uses in connection with Vehicles and the servicing thereof (collectively, the “Trademarks”) . Buyer further acknowledges the value of and goodwill associated with the Trademarks . This Agreement does not grant any rights to Buyer to use the Trademarks, and Buyer is limited to only lawful fair use, including identifying Company and its Trademarks for purposes of the disclosures contemplated in this section . 6. Terms and Conditions of Sale . The Firm Order shall be subject to the General Terms and Conditions of Sale attached hereto as Exhibit B (“Terms and Conditions”),

4 which are considered an integral part of this Agreement . In the event of any conflict, the express terms of this Agreement (excluding the Terms and Conditions) shall control over any conflicting term or provision in the Terms and Conditions . 7. Choice of Law . The parties intend this Agreement to be construed in accordance with the laws of the State of California, excluding its conflict of laws principles, except to the extent governed by the United States federal Trademark Act of 1946 (Lanham Act), Copyright Act, and Patent Act . Furthermore, by agreeing to the application of California law, the Parties do not intend to make this Agreement or their relationship subject to any franchise, dealership, distributorship, business opportunity, or similar statute, rule or regulation of the State of California, including but not limited to the California Franchise Relations Act, Cal . Bus . & Prof . Code †† 20000 , et seq . , or its successor, the California Fair Dealership Law, Cal . Civ . Code †† 80 , et seq . , or its successors, or the state motor vehicle dealer laws, Cal . Veh . Code †† 3060 et seq . and †† 11700 et seq . , or their successors . All legal actions concerning this Agreement shall be filed in the courts of San Bemardino County, California, or the United States District Court for the Central District of California . Company and Buyer agree that the courts of San Bernardino County, California and the United States District Court for the Central District of California have personal jurisdiction over Company and Buyer, and subject matter jurisdiction with regard to this Agreement and all transactions related to this Agreement . For the avoidance of doubt, if any term or provision of this Agreement contravenes the laws or regulations of any state or other jurisdiction wherein this Agreement is to be performed, or denies access to the procedures, forums, or remedies provided for by such laws or regulations, such term or provision shall be deemed to be modified to the minimum extent necessary to conform to such laws or regulations, and all other terms and provisions shall remain in full force . Buyer and Comoanv knowinelv and irrevocably waive the rieht to have any disoute between them tried by iurv . to the extent oermitted bv annlicable law . 8. Miscellaneous (a) Assieriabilitv . This Agreement and/or the rights and duties hereunder cannot be assigned by Buyer in whole or in part without the prior written consent of Company . This Agreement and/or the rights and duties hereunder may be assigned in whole or in part by Company at any time . This Agreement is binding upon the heirs, successors and assigns of the Parties hereto . (b) No Aeencv . lt is mutually agreed that Buyer is not an agent or employee of Company and Buyer agrees not to make any representations to others in which said relationship may be presumed or to attempt to assume or create any obligations on behalf of Company, except with Company's express prior written consent . (c) Internretation . Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and the

Parties agree to take any and all steps that ate necessary in order to enforce the provisions hereof. (d) If any term or provision of this Agreement is held, in a given jurisdiction, to be invalid or unenforceable for any reason whatsoever or to violate any law of the United States, the District of Columbia or any state or territory, such terms or provisions shall be deemed to be modified to the minimum extent necessary to conform to such laws or regulations, and all other terms and provisions shall remain in full force . (e) Waiver . The failure of either Party to enforce at any time any of the provisions of this Agreement, or to exercise any option which is herein provided or to require at any time performance by the other Party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part thereof, or the right of a Party to thereafter enforce each and every such provision . (f) Entire Aereement . This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties hereto, superseding all prior oral or written representations, negotiations, understandings and agreements, on the subject matter hereof . This Agreement may not be modified except in writing signed by both Parties to this Agreement ; provided, however, that the Parties agree that any and all changes that Company may unilaterally make from time to time to the Vehicle specifications, or pricing, as expressly set forth in this Agreement, shall be binding upon Buyer as if such changes were expressly accepted in writing by Buyer as amendments to this Agreement . (g) Cooies/Counteroarts . This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one instrument and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to the other . Electronic or facsimile copies of signatures hereon shall be treated as originals . (h) Authoritv . The Parties do hereby declare that this Agreement has been duly authorized by each of the Parties after consultation with counsel, and that the undersigned do fully understand the terms of this Agreement and have the express authority to enter into this Agreement . (i) t ction f th s A ee nt . The Parties acknowledge that all Parties, through their legal counsel, played an equal role in drafting and/or had an equal opportunity to review and modify the provisions set forth in this Agreement . Thus, in the event of any misunderstanding, ambiguity, or dispute concerning this Agreement, no rule of construction shall be applied that would result in having this Agreement interpreted against any Party . 5

(j) Riehts and Remedies . Duties and obligations imposed by this Agreement and rights and remedies available hereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available at law or in equity . (k) Headines . Paragraph and other headings are for convenience of reference only and shall not constitute a part of or otherwise affect the interpretation of this Agreement . (l) Notices . Any notice required or permitted by this Agreement or given in connection therewith shall, except as otherwise provided in this Agreement, be in writing and shall be given by personal delivery, first class mail with postage prepaid, or overnight courier with delivery confirmation . Notices to Customer shall be directed to Customer at the address set out below ; notices to Company shall be directed to Company at 10271 Almond Avenue, Fontana, CA 92335 , attn : Director of Sales, or such other address as Company shall direct from time to time . IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year last written below. 6 ZO Motors North America LLC Print Name: Title: Dated: 0 [Custoazer] s Print Name: Title: Dated: Address:

7 EXHIBIT A Order Details Addendum [This page intentionally left BLANK: Order Details Addendum and Specification are enclosed on separate pages.] This page is subject to amendment or replacement according to the terms of this Agreement.

8 EXH!R{TB Terms and Conditions [This page intentionally left BLANK. Terms and Conditions are enclosed on separate pages.]

5 Trucks